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                               FPA FUNDS TRUST'S
                               FPA CRESCENT FUND
     SUPPLEMENT DATED FEBRUARY 11, 2005 TO PROSPECTUS DATED AUGUST 2, 2004

THE FRONT COVER OF THE PROSPECTUS IS REVISED, EFFECTIVE FEBRUARY 11, 2005,TO REFLECT THE CLOSURE OF THE FUND TO NEW SALES AS FOLLOWS:
Fund shares are presently offered for sale only to existing shareholders and to directors, officers and employees of the Fund, the Adviser, and affiliated companies, and their immediate relatives. Shareholders of the other FPA Funds as of February 18, 2005, may acquire shares of the Fund by exchange until April 19, 2005. The current size of the Fund is approximately $1.0 billion. The Board of Trustees has approved the policy to limit sales to new investors as reflecting management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility, which would not be in the best interests of Fund shareholders. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Trustees opinion, doing so would be in the best interests of the Fund and its shareholders.

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